UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies: N/A
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(4)	Proposed maximum aggregate value of transaction: N/A
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4)	Date Filed: N/A

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Document Security Systems, Inc. (the “Company”), will be held on Thursday, May 28, 2009, at 11:00 a.m. at the offices of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

(1)	Electing six directors to hold office until the next annual meeting of stockholders;
(2)	Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and
(5)	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 9, 2009, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 28, 2009. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2008 (the “Annual Report”) and the proxy statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, are available online at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 18, 2009, to facilitate timely delivery.

You may request a copy of the Proxy Statement, Annual Report, and form of proxy relating to all of the future stockholder meetings and for this particular meeting to which the proxy materials being furnished related by either calling 1-800-574-1639 toll free, emailing sendmaterials@proxyvote.com, or submitting a request online at www.proxyvote.com. If requesting materials by email send a blank email with the 12-digit control number provided.

Registered holders may vote:

(A)	By mail (if you receive a full set paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided;
(B)	By internet: (i) send the Proxy Statement and have proxy card at hand; (ii) go to www.proxyvote.com; and (iii) enter the control number provided and follow the simple instructions; or
(C)	By toll-free telephone: (i) read the Proxy Statement and have your proxy card at hand; (ii) call 1-800-776-9437; and (iii) enter the control number provided and follow the simple instructions.

Beneficial Stockholders:  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

Rochester, New York
April 9, 2009

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE. FOR THOSE STOCKHOLDERS RECEIVING A FULL SET OF PROXY MATERIALS THROUGH THE MAIL, A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on Thursday, May 28, 2009 at 11:00 a.m. local time at 28 East Main Street, First Floor Conference Center, Rochester, New York 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about April 17, 2009 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock of the Company, par value $.02 per share (“Common Stock”), on April 9, 2009 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 14,535,056 shares of Common Stock issued as of April 9, 2009. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page three (3) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint David Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we suggest that you complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors and the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the stockholders vote “for” the nominees for director and “for” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on April 9, 2009, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and

i

we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on April 9, 2009, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

Registered holders may vote:

A. By mail (if you received a full-set paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided;

If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and
—	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

—	for the six (6) nominees to the board, all of whom are presently serving on the board;
—	to approve the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and
—	according to the best judgment of either Mr. Wicker or Mr. White, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

B. By Internet: (i) Read the Proxy Statement and have your proxy card at hand; (ii) go to www.voteproxy.com and (iii) Enter the control number provided and follow the simple instructions; or

C. By toll-free telephone: (i) Read the Proxy Statement and have your proxy card at hand; (ii) call 1-800-776-9437; or and (iii) Enter the control number provided and follow the simple instructions.

D. In person at the annual meeting

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

—	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

ii

—	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or
—	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors and the ratification of the Company’s independent registered public accountants.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.

How many votes are required to ratify the Company’s independent registered public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2009.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card and as a “for” vote for the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610 or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Thursday, May 28, 2009, at 11:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about April 17, 2009.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs.

RECORD DATE

Stockholders of record at the close of business on April 9, 2009, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, David Wicker and Patrick White, or either one of them who acts, will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2009 annual meeting of stockholders (or until successors are duly elected and qualified);
(2)	FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2009; and
(3)	According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 9, 2009, there were 14,535,056 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of April 9, 2009, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding common stock, each having sole voting and dispositive power over such common stock, except as indicated in the footnotes hereto:

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned(1)
Patrick White c/o Document Security Systems 28 Main St. East, Suite 1525 Rochester, NY 14614	831,600	(2)	5.7%
Vera Neuman c/o Document Security Systems 28 Main St. East, Suite 1525 Rochester, NY 14614	1,000,000	(3)	6.9%
Robert B. Fagenson c/o Document Security Systems 28 Main St. East, Suite 1525 Rochester, NY 14614	1,045,500	(4)	7.2%
Martin Vegh c/o Document Security Systems 28 Main St. East, Suite 1525 Rochester, NY 14614	1,000,000	(5)	6.9%

(1)	The calculations for these columns are based upon 14,535,056 shares of Common Stock issued and outstanding on April 9, 2009, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Company Common Stock subject to options exercisable within 60 days of April 9, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(3)	Based solely on a Schedule 13G filed by Vera Neuman, filed September 17, 2002, Vera Neuman has sole voting and disposition power over the shares.
(4)	Includes 26,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of common stock held by his wife and the 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.
(5)	Based solely on a Schedule 13G filed by Martin Vegh, filed September 17, 2002, Martin Vegh has sole voting and disposition power over the shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table represents beneficial ownership of common stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto).

Unless otherwise noted, the security information is given as of April 9, 2009, and, in the case of percentage ownership, is based on 14,535,056 shares of common stock issued and outstanding.

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned(1)
Patrick White	831,600	(2)	5.7%
David Wicker	201,500	(3)	1.4%
Philip Jones	90,000	(4)	Less than 1%
Timothy Ashman	29,100	(5)	Less than 1%
Robert B. Fagenson	1,045,500	(6)	7.2%
Ira A. Greenstein	36,500	(7)	Less than 1%
Alan E. Harrison	30,000	(8)	Less than 1%
All Executive Officers and Directors (7 persons) as a Group	2,264,200	(9)	15.3%

(1)	The calculations for these columns are based upon the number of shares of Common Stock issued and outstanding on April 9, 2009, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Company Common Stock subject to options exercisable within 60 days of April 9, 2009 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(3)	Includes 36,667 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(4)	Includes 65,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days and 25,000 shares of restricted stock that vests only upon a change in control of the Company or certain other material events to the Company.
(5)	Includes 24,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(6)	Includes 26,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of common stock held by his wife and the 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.
(7)	Includes 26,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(8)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.
(9)	Includes all shares of common stock and common stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements that arose during the year ended December 31, 2008 except that directors Messrs. Ashman, Greenstein, Fagenson, Wicker and Harrison did not timely file Form 4’s for director and non-director option grants awarded during the year ended December 31, 2008, but filed the same by April 16, 2009.

Review of Related Person Transactions

The Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Audit Committee. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Under the Policy, Company counsel will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company.

Transactions With Related Persons

On January 4, 2008, the Company entered into a Credit Facility Agreement with Fagenson and Co., Inc., as agent, a related party to Robert B. Fagenson, the Chairman of the Company’s Board of Directors. Under the Fagenson Credit Agreement, the Company can borrow up to a maximum of $3,000,000 from time to time up to and until January 4, 2010. The advances are generally limited to $400,000 unless otherwise mutually agreed upon by both parties per fiscal quarter, with the exception of $600,000 that can be advanced at any time for patent litigation related bills. Any amount borrowed by the Company pursuant to the Fagenson Credit Agreement will have an annual interest rate of 2% above LIBOR and will be secured by the Common Stock of Plastic Printing Professionals, Inc., (“P3”) the Company’s wholly owned subsidiary. Interest is payable quarterly in arrears and the principal is payable in full at the end of the term under the Fagenson Credit Agreement. In addition, on January 4, 2008, the Company also entered into a Credit Facility Agreement with Patrick White, the Company’s Chief Executive Officer and a member of the Board of Directors. Under the White Credit Agreement, the Company can borrow up to $600,000 from time to time up to and until January 4, 2010. Any amount borrowed by the Company pursuant to the White Credit Agreement will have an annual interest rate of 2% above LIBOR and will be secured by the accounts receivable of the Company, excluding the accounts receivable of P3. Interest is payable quarterly in arrears and the principal is payable in full at the end of the term under the White Credit Agreement. Mr. White can accept common stock as repayment of the loan upon a default. Under the terms of the agreement the Company is required to comply with various covenants. As of December 31, 2008, the Company was in default of both agreements due to a failure to pay interest when due. Both Fagenson and Co., Inc. and Patrick White have waived the defaults through January 1, 2010.

As of December 31, 2008, the Company had outstanding $450,000 under the White Credit Agreement, $1,833,000 under the Fagenson Credit Agreement. These amounts were each the largest amount of debt owed under the respective agreements in the fiscal year ending December 31, 2008. No amount of principal was paid under either agreement. Interest expense amounted to $82,000 for the year ended December 31, 2008, of which $54,000 is included in accrued expenses as of December 31, 2008.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws currently specify that the number of Directors shall be at least three and no more than six persons, unless otherwise determined by a vote of the majority of the Board of Directors. The Company’s Board of Directors currently consists of six persons. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL
THE NEXT ANNUAL MEETING

Name	Age	Positions
Robert B. Fagenson	60	Chairman of the Board of Directors
Patrick White	56	Chief Executive Officer and Director
David Wicker	49	Vice President of Operations and Director
Timothy Ashman	66	Director
Ira A. Greenstein	48	Director
Alan E. Harrison	59	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, is as follows:

Robert B. Fagenson is the Chairman and President of Fagenson & Co., Inc., a New York Stock Exchange member brokerage firm. Mr. Fagenson has been a Member of the New York Stock Exchange since 1973, and formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors of Cash Technologies Inc (AMEX: TQ). Mr. Fagenson was appointed to our Board of Directors in September 2004, and was named the Chairman of the Board in January 2008.

Patrick White has been Chief Executive Officer and Interim Chief Financial Officer of the Company since August 2002, was President of the Company from August 2002 until June 2006 and was Chairman of the Board of Directors of the Company from August 2002 until January 2008. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White acquired and operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various optical deterrent document security technologies and began marketing security print products in 1994. He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

David Wicker joined our company as Vice President of Operations in August 2002 and was named a Director in December 2007. Mr. Wicker serves as a Vice President of Operations of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker is an active member of the Document Security Alliance, NASPO and an associate member of the National Association of Fraud Examiners. Prior to joining the Company, Mr. Wicker consulted for banknote and security printers and developed several security technologies in use worldwide today.

Timothy Ashman was appointed to our Board of Directors in January 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration, and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, New York firm that specializes in auditing school districts, municipalities, and foundations.

Ira A. Greenstein is President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office’s Business Department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than thirty years, Mr. Harrison has held a variety of positions with IKON Office Solutions, Inc., in Rochester, New York, focusing on color digital printing equipment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Part 1, Section 803 of the American Stock Exchange Company Guide) receives $12,000 per year in compensation soon after the end of each fiscal year, so long as the Director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares at the beginning of each year thereafter while serving as a director plus an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year. For joining the Board at a point partially within a year, the stock option award is pro rated.

Director Compensation

The following table shows 2008 compensation of our independent directors. Employee directors do not receive compensation for their service on the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(h)
Timothy Ashman	12,000	—	22,140	—	34,140
Robert B Fagenson	12,000	—	22,140	—	34,140
Ira A. Greenstein	12,000	—	22,140	—	34,140
Alan E. Harrison	12,000	—	24,600	—	36,600

(1)	Amounts shown in these columns are based on the accounting expense recognized by the Company in fiscal year 2008 related to stock option awards, exclusive of any estimates of forfeitures relating to service-based vestings. The assumptions used to calculate the accounting expense recognized in fiscal year 2008 for these shares of restricted stock and stock options is set forth in Note 7 to the Company’s consolidated audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The aggregate number of stock awards and the aggregate number of option awards outstanding at fiscal year-end appears below in the “Outstanding Director Equity Awards at Fiscal Year-End” table.

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Section 803 of the American Stock Exchange Company Guide).

The Board of Directors held 13 meetings in fiscal 2008. In fiscal 2008, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2008 annual meeting of stockholders attended the 2008 annual meeting of stockholders, except Mr. Greenstein.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Mr. Ashman, Mr. Harrison and Mr. Greenstein, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. Each of the members of this Committee is an independent director (as defined under Section 803 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933. The Audit Committee held 7 meetings during fiscal 2008. The Audit Committee reviewed and assessed the adequacy of their Charter at a meeting on March 25, 2009.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the American Stock Exchange Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Harrison serves as Chairman of the Compensation and Management Resources Committee. The Compensation and Management Resources Committee held 9 meetings during fiscal 2008.

The purpose of the Compensation and Management Resources Committee is to discharge the Board’s responsibilities relating to executive compensation succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with their Charter are as follows: 1. Review and discuss with Management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; 2. No less than annually, review and approve, with respect to the CEO and the other Executive Officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; 3. Make recommendations to the Board with respect to the Company’s major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the CEO and Other Executive Officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; 4. Recommend to the Board for its approval a succession plan for the CEO, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business; 5. Review programs created and maintained by Management for the development and succession of Other Executive Officers and any other individuals identified by Management or the Compensation and Management Resources Committee; 6. Review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and 7. Any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management

Resources Committee. The Company’s CEO should not attend any portion of a meeting where the CEO’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or Other Executive Officer compensation or employee benefit plans, and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and shall have the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Section 803 of the American Stock Exchange Company Guide). The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held 2 meetings during fiscal 2008.

Code of Ethics

A copy of the Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at the 2010 annual meeting of stockholders, February 3, 2010; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Robert Fagenson, Chairman of the Board, Document Security Systems, Inc, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

Other than as otherwise disclosed herein, no current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries or has any other relationship required to be disclosed pursuant to Item 407(e)(4) under Regulation S-K. See Transactions with Related Persons.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three independent directors (as defined under Section 803 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2008, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman Alan E. Harrison Ira A. Greenstein

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of April 9, 2008 are Patrick White, Chief Executive Officer. Philip Jones, Vice President of Finance and Treasurer, acts as the Company’s principal financial officer and is, therefore, a “Named Executive Officer.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our named executive officers, or NEOs, for services rendered to us for the years ended December 31, 2008 and 2007.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $(2)	All Other Compensation $(1)	Total $
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Patrick White, Chief Executive Officer	2008	199,650	—	—	8,700	30,435	238,785
	2007	199,650	—	—		17,664	217,314
Philip Jones Vice President of Finance and Treasurer	2008	120,000	—	—	38,900	—	158,900
	2007	112,461	—	—	45,750	4,488	162,699
Peter Ettinger(3) President	2008	72,250	—	269,250	—	—	341,500
	2007	176,538	—	179,500	81,280	8,082	445,400

(1)	The All Other Compensation column represents the value perquisites for interest payments on notes provided by Executive to the Company, 401(k) matching contributions (2007 only), and automobile expenses.
(2)	The Stock Awards and Option Awards columns include the dollar amount of compensation expense we recognized for the years ended December 31, 2008 and 2007 in accordance with FAS 123R. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the NEOs. Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our annual report on Form 10-K. In 2008, certain stock options held by NEOs were cancelled and replaced with an equal number of options with exercise prices of $6.00 and treated as a modification under FAS123R, and resulted in an additional aggregate fair value expense determined using the Black- Scholes option pricing model of for each option grant.
(3)	In May 2008, the Company entered into a Separation Agreement with Peter Ettinger that, among other things, accelerated the vesting of 33,333 shares of restricted common stock of the Company that were previously awarded to Mr. Ettinger pursuant to the Company’s 2004 Employee Stock Option Plan so that such shares vested in equal monthly installments during the immediately following ten months. The Separation Agreement further provided that if the former President did not realize at least $212,000 in gross proceeds from the sale of such 33,333 shares of restricted stock upon their vesting, then the Company would pay the former President the amount that such proceeds is less than $212,000 in cash or additional shares of common stock of the Company. As of December 31, 2008, 23,338 of such 33,333 shares had vested generating gross proceeds of approximately $83,000.

Employment Agreements

Effective June 10, 2004, we entered into an employment agreement with Patrick White, who serves as our Chief Executive Officer. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year. Under the agreement, Mr. White also was granted 30,000 stock options, which are now fully vested. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non-disclosure by Mr. White in favor of the Company. Mr. White waived his annual salary increase in 2008 and 2009 and agreed to a reduction in his base salary effective February 1, 2009 from $241,395 to $217,256. Mr. White agreed to a further salary reduction from $217,256 to $200,000 effective June 10, 2009 through June 10, 2010. The original term of the Agreement expires June 4, 2009. The Agreement provides for successive automatic one year renewal terms, provided that neither party gives notice of termination within sixty (60) days of the end of the then current term of the Agreement. As of April 10, 2009, no such notice was given by either party. As a result, the Agreement will automatically renew for a one (1) year term ending June 9, 2010 unless renewed again in accordance with its terms. The parties have agreed to forego the base salary increase to which Mr. White would otherwise be entitled effective January 1, 2010.

Potential Payments Upon Termination or Change-in-Control

The table below reflects the amount of compensation payable to each of the Named Executives in the event of a change in control or possible change in control under the Employment Agreements.

Name	Change in Control ($)		Severance ($)
Patrick White	$299,475		$299,475
Philip Jones	312,500	(1)	—

(1)	Amount based on grant date fair value of 25,000 shares of restricted stock that vest only upon a change in control of the Company or certain other material events to the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2008:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable		Number of Securities Underlying Unearned Equity Awards (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)		(d)	(e)	(f)
Patrick White	30,000	—		—	6.00	6/10/2009
Philip Jones	30,000	—		—	6.00	7/14/2010
	12,500	12,500	(1)	—	6.00	5/2/2012
		25,000	(2)
Peter Ettinger	40,000				10.19	11/1/2009

(1)	Vest on 05/3/2009.
(2)	Vest only upon a change in control of the Company or certain other material events to the Company.

Pension Benefits and Deferred Compensation Plans

The Company does not provide pension benefits or deferred compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2008 with respect to our equity compensation plans.

Plan Category	Restricted Stock to Be Issued Upon Vesting	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance (Under Equity Compensation Plans (Excluding Securities Reflected in Column (a & b))
	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders
2004 Employee Stock Option Plan	327,781	663,500	$7.27	603,127
2004 Non-Executive Director Plan		115,750	7.99	84,250
Equity compensation plans not approved by security holders
Contractual warrant grants for services		161,760	12.61	—
Total	327,781	941,010	$8.28	687,377

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT
OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for fiscal 2009.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2009 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2009 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for audit and review services for the fiscal years ended December 31, 2008 and 2007 were $148,400 and $260,000, respectively (2007 includes fees for the audit of internal controls over financial reporting required by Section 404 of the Sarbanes Oxley Act of 2002). For the year ended December 31, 2008, the Company was not required to have an audit of its internal controls over financial reporting.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2008 and 2007 were $16,000 and $5,100, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for tax compliance, tax advice and tax planning during the years ended December 31, 2008 and 2007 were $1,150 and $17,650, respectively.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for due diligence related services during the years ended December 31, 2008 and 2007 were $0 and $0, respectively.

Audit Committee

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

ANNUAL REPORT

For those stockholders that received the full set of the proxy materials in the mail, a copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2008 (the “Annual Report”) accompanies this proxy statement. For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form are available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989. The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by calling 1-800-579-1639 toll-free, e-mailing sendmaterial@proxyvote.com, or submitting a request online at www.proxyvote.com.

FUTURE PROPOSALS OF SECURITY HOLDERS

All proposals of security holders intended to be presented at the 2010 annual meeting of stockholders must be received by the Company not later than December 18, 2009. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Robert Fagenson, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy, the Annual Report, and/or the Notice of Internet Availability, as applicable, is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to vote according to the instructions provided without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2008 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

Rochester, New York
April 14, 2009

0

DOCUMENT SECURITY SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 28, 2009

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick White and David Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on May 28, 2009 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

DOCUMENT SECURITY SYSTEMS, INC.

May 28, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630000000000000000 6 052809

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL II.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. **Election of Directors:** Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Patrick White
- ○ David Wicker
- ○ Timothy Ashman
- ○ Robert B. Fagenson
- ○ Ira A. Greenstein
- ○ Alan E. Harrison

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

DOCUMENT SECURITY SYSTEMS, INC.

May 28, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20630000000000000000 6 052809

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL II.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. **Election of Directors:** Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Patrick White
- ○ David Wicker
- ○ Timothy Ashman
- ○ Robert B. Fagenson
- ○ Ira A. Greenstein
- ○ Alan E. Harrison

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.